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                                                                     Exhibit 1.1

                                   4,000,000
                                 Common Shares

                               GSI Lumonics Inc.

                             UNDERWRITING AGREEMENT
                             ----------------------


                                                                  April 11, 2000


CIBC World Markets Corp.
Chase Securities Inc.
Needham & Company, Inc.
c/o CIBC World Markets Corp.
One World Financial Center
New York, New York  10281
On behalf of the Several
Underwriters named on
Schedule I attached hereto.

Ladies and Gentlemen:

          GSI Lumonics Inc., a corporation organized and existing under the laws of New Brunswick, Canada (the "Company"), proposes, subject to the terms and conditions contained herein, to sell to you and the other underwriters named on
Schedule I to this Agreement (the "Underwriters"), for whom you are acting as Representatives (the "Representatives"), an aggregate of 4,000,000 shares (the "Firm Shares") of the Company's common shares (the "Common Shares"). All of the Firm Shares are to be issued and sold by the Company. The respective amounts of the Firm Shares to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto. In addition, the Company and the persons listed on Schedule II hereto (the "Selling Shareholders") propose to grant to the Underwriters an option to purchase up to an aggregate of 600,000 additional Common Shares (the "Option Shares") from it and the Selling Shareholders for the purpose of covering over-allotments in connection with the sale of the Firm Shares. Of the 600,000 Option Shares, up to 296,612 are first to be sold by the Company and then up to 303,388 are to be sold by the Selling Shareholders. The Firm Shares and the Option Shares are together called the "Shares."

          The public offering price per share for the Shares and the purchase price per share for the Shares to be paid by the several Underwriters shall be agreed upon by the Company, acting on behalf of itself and the Selling Shareholders, and the Representatives, acting on behalf of the several Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication among the Company, the Selling Shareholders and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Shares will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price
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Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrase "herein" shall be deemed to include, the Price Determination Agreement.

            1.   Sale and Purchase of the Shares.
                 -------------------------------

          On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

            (a) The Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, the number of Firm Shares set forth opposite the name of such Underwriter under the column "Number of Firm Shares to be Purchased from the Company" on Schedule I to this Agreement, subject to adjustment in accordance with Section 11 hereof. The purchase price for the Firm Shares (the "Initial Price") shall be as set out in the Price Determination Agreement.

            (b) The Company and the Selling Shareholders grant to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriter as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written, facsimile or telegraphic notice, or verbal or telephonic notice confirmed by written, facsimile or telegraphic notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing
       Date) of such purchase. Such option, if exercised in part, shall first be satisfied by purchase of Option Shares to be sold by the Company and then by purchase of Option Shares to be sold by the Selling Shareholders, on a pro rata basis.

            (c) The Company understands that the Underwriters, other than Nesbitt Burns Inc. ("Nesbitt Burns"), propose to make a public offering of Shares in the United States and CIBC World Markets Inc. ("CIBC Inc."), the Canadian affiliate of CIBC World Markets Corp. and Nesbitt Burns, propose to make a public offering of Shares in Canada, as set out in the Prospectus (defined below), all as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

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       CIBC Inc. and Nesbitt Burns shall offer Shares directly in Canada only as permitted by the Canadian Securities Laws (as hereinafter defined).

          2.     Delivery and Payment.  Delivery by the Company to the
                 --------------------
Representatives for the respective accounts of the Underwriters, and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (same day) funds or immediately available funds by wire transfer drawn to the order of the Company for the shares purchased from the Company, against delivery of the respective certificates therefor to the Representatives, shall take place at the offices of CIBC World Markets Corp., One World Financial Center, New York, New York 10281, or such other location as agreed to by the Company and the Representatives, at 10:00 a.m., New York City time, on the fifth business day following the date of this Agreement, or at such time on such other date, not later than 10 business days after the date of this Agreement, as shall be agreed upon by the Company and the Representatives (such time and date of delivery and payment are called the "Firm Shares Closing Date").

          In the event the option with respect to the Option Shares is exercised in whole or on one or more occasions in part, delivery by the Company and the Selling Shareholders of the Option Shares to the Representatives for the respective accounts of the Underwriters and payment of the purchase price thereof in immediately available funds by wire transfer or by certified or official bank check or checks payable in New York Clearing House (same day) funds or immediately available funds by wire transfer to the Company and to the Selling Shareholders for the shares purchased from the Selling Shareholders shall take place at the offices specified above of CIBC World Markets Corp., or such other location as agreed to by the Company and the Representatives, at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 1(b) (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

          Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request, in the case of the Firm Shares, at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section l(b) and shall be made available to the Representatives for checking and packaging, at such place as is designated by the Representatives, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

          3.     Registration Statement and Prospectus; Public Offering.  The
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Company has prepared and filed in conformity with the requirements of the
Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission") a Registration Statement (as hereinafter defined) on Form S-3 (No. 333-32966), including a preliminary prospectus relating to the Shares, and such amendments thereof as may have been required to the

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date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related U.S. Preliminary Prospectus (as hereinafter defined) have heretofore been delivered by the Company to you. The term "U.S. Preliminary Prospectus" means any preliminary prospectus (as described in Rule 430 of the Rules) included at any time as a part of the Registration Statement or filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules. The term "Registration Statement" as used in this Agreement means the initial registration statement (including all exhibits, financial schedules and information deemed to be a part of the Registration Statement through incorporation by reference or otherwise), as amended at the time and on the date it becomes effective (the "Effective Date") including the information (if any) deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules. If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the "462(b) Registration Statement") then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement. The term "U.S. Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement at the time of effectiveness; or, if Rule 430A of the Rules is relied on, the term U.S. Prospectus shall also include the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules. The Company also has prepared and filed with the Canadian securities regulatory authorities in all the provinces of Canada (the "Qualifying Provinces") a preliminary short form prospectus relating to the Shares (in the English and French languages, as applicable, including any documents incorporated therein by reference, the "Canadian Preliminary Prospectus") and has obtained from the Ontario Securities Commission (the "OSC") a mutual reliance review system decision document, evidencing that receipts of securities regulatory authorities in each of the Qualifying Provinces have been issued in respect of the Canadian Preliminary Prospectus.

          In addition, the Company (a) has prepared and filed with the Canadian securities regulatory authorities in all of the Qualifying Provinces, a final short form prospectus relating to the Shares (in the English and French languages, as applicable, including any documents incorporated therein by reference, the "Canadian Final Prospectus") omitting the PREP Information (as hereinafter defined) in accordance with the rules and procedures established pursuant to the Canadian Securities Administrators' National Policy No. 44 (incorporated by reference into Rule 44-1C (In the Matter of Rules for Shelf Prospectus Offerings and for Pricing Offerings after the Prospectus is Receipted)) for the pricing of securities after the final receipt for a prospectus has been obtained (the "PREP Procedures") and (b) will prepare and file, promptly after the execution and delivery of this Agreement, (i) with the Canadian securities regulatory authorities in all of the Qualifying Provinces, in accordance with the PREP Procedures, a supplemented prospectus setting forth the PREP Information (in the English and French languages, as applicable, including any documents incorporated therein by reference, the "Canadian Supplemented Prospectus"). The information, if any, included in the Canadian Supplemented Prospectus that is omitted from the Canadian Final Prospectus for which a final receipt has been obtained from the OSC, but that is deemed under the PREP Procedures to be incorporated by reference into the Canadian Final Prospectus as of the date of the Canadian Supplemented Prospectus is referred to herein as the "PREP Information". The Canadian Final

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Prospectus for which a final receipt has been obtained from the OSC is herein referred to as the "Canadian Prospectus," except that, if, after the execution of this Agreement, a Canadian Supplemented Prospectus containing the PREP Information is thereafter filed with the Canadian securities regulatory authorities in all of the Qualifying Provinces, the term "Canadian Prospectus" shall refer to such Canadian Supplemented Prospectus, including the documents incorporated by reference therein. The U.S. Prospectus and the Canadian Prospectus in the respective forms used to confirm sales of Shares are hereinafter collectively referred to as the "Prospectus".

          The Company and the Selling Shareholders understand that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the U.S. Prospectus, as soon after the Effective Date and the date of this Agreement as the Representatives deem advisable. The Company and the Selling Shareholders hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed each U.S. Preliminary Prospectus and Canadian Preliminary Prospectus and are authorized to distribute the U.S. Prospectus, the Canadian Final Prospectus and the Canadian Supplemented Prospectus, as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters in each case in accordance with the rules and regulations governing the distribution in the United States and Canada.

          4.     Covenants, Representations and Warranties of the Company.  The
                 --------------------------------------------------------
Company covenants, represents and warrants to each Underwriter as follows:

            (a) The Company shall, as soon as possible, comply with the PREP Procedures and file with the securities regulatory authorities in each of the Qualifying Provinces the Canadian Supplemented Prospectus relating to the Shares and otherwise fulfill and comply with, to the satisfaction of the Representatives, all applicable securities laws in each of the Qualifying Provinces and the respective regulations and rules under such laws together with applicable published policy statements of the Canadian Securities Administrators and the securities regulatory authorities in the Qualifying Provinces (the "Canadian Securities Laws") required to be fulfilled or complied with by the Company to enable the Shares to be lawfully distributed in the Qualifying Provinces through investment dealers or brokers registered as such in the Qualifying Provinces. These requirements shall be fulfilled in each of the Qualifying Provinces not later than 5:00 p.m. (Toronto Time) on the next business day following the date hereof, or by such later date or dates as may be determined by the Representatives in their sole discretion.

            (b) On the Effective Date, the Registration Statement (in such form as at the Effective Date) complied, and on the date of the U.S. Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the U.S. Prospectus is filed with the Commission and each Closing Date, the Registration Statement and the U.S. Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with

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       the applicable provisions of the Securities Act and the Rules and the
       Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder. The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date and the other dates referred to above neither the Registration Statement nor the U.S. Prospectus nor any amendment thereof or supplement thereto will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 4(b) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representatives on behalf of the several Underwriters expressly for use in the Registration Statement or the Prospectus. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement or the Prospectus are the sections with respect to "Underwriting" in the U.S. Prospectus and in the Canadian Prospectus (other than the information therein with respect to the Company's $13.1 million credit facility) and information about orders and delivery on the inside covers thereof.

            (c) The Registration Statement is effective under the Securities Act; and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the U.S. Prospectus has been issued; and no proceedings for that purpose have been instituted or, to the Company's knowledge after due inquiry are threatened under the Securities Act. Any required filing of the U.S. Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).

            (d) The documents incorporated by reference in the Registration Statement and the U.S. Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and, when read together and with the other information in the Registration Statement and the U.S. Prospectus, do not contain an untrue statement of a material fact or omit to state a

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       material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (e) The financial statements of the Company (including all notes and schedules thereto) included or incorporated by reference in the Registration Statement, the U.S. Prospectus and the Canadian Prospectus present fairly, in all material respects, the financial position, the results of operations, the statements of cash flows and the statements of stockholders' equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply in conformity with U.S. generally accepted accounting principles in the case of the U.S. Prospectus and Canadian generally accepted accounting principles in the case of the Canadian Prospectus, consistently applied throughout the periods involved, except as indicated therein. The summary and selected financial data included in the U.S. Prospectus and the Canadian Prospectus present fairly the information shown therein as at the respective dates and for the respective periods specified; and the summary and selected financial data have been presented on a basis consistent with the consolidated financial statements so set forth in or incorporated by reference in the U.S. Prospectus and the Canadian Prospectus and other financial information.

            (f) Ernst & Young LLP and Arthur Andersen LLP, whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public auditors as required by the Securities Act and the Rules.

            (g) The Company and each of its subsidiaries other than those subsidiaries that, in aggregate, total less than 10% of consolidated revenues and individually are less than 2% of consolidated revenues (the "Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Company does not control directly or indirectly any entities, other than the Subsidiaries. The Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and each of its subsidiaries, taken as a whole (a "Material Adverse Effect"). The Company and each of its Subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the "Permits"), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, as described in the Registration Statement and the Prospectus, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse

       Effect. The Company and each of its Subsidiaries has fulfilled and performed in all material respects all of its material obligations with respect to such Permits; and no event has occurred that could reasonably be expected to result in revocation or termination thereof or results in any other material impairment of the rights of the Company or any Subsidiaries, as the case may be thereunder. Except as may be required under the Securities Act, Canadian Securities Laws and state and foreign Blue Sky laws, no other Permits are required on the part of the Company or any Subsidiary to enter into, deliver and perform this Agreement and to issue and sell the Shares.

            (h) The Company and each of its Subsidiaries owns or possesses adequate and enforceable rights to use all patents, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles") described in the Prospectus as being owned by it necessary for the conduct of its business. Except as expressly set forth in the Registration Statement and the Prospectus or as otherwise disclosed in writing to the Underwriters, neither the Company nor any of its Subsidiaries has received any notice of, or is aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles.

            (i) The Company and each of its Subsidiaries has good and marketable title in fee simple to all items of real property and good and marketable title to all personal property described in the Prospectus as being owned by it subject to defects that would not result in a Material Adverse Effect. Any real property and buildings described in the Prospectus as being held under lease by the Company and each of its Subsidiaries is held by it under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are described in the Registration Statement and the Prospectus or would not have a Material Adverse Effect.

            (j) Except as expressly set forth in the Registration Statement and the Prospectus, there are no litigation or governmental proceedings to which the Company or its Subsidiaries is subject or which is pending or, to the knowledge of the Company, threatened, against the Company or any of its Subsidiaries, which, individually or in the aggregate, might reasonably be expected to have a Material Adverse Effect, adversely affect the consummation of this Agreement or which is required to be disclosed in the Registration Statement and the Prospectus that is not so disclosed.

            (k) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein (a) there has not been any material adverse change with regard to the assets or properties, business, results of operations or financial condition of the Company; (b) neither the Company nor its Subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake,

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       flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (c) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor its Subsidiaries has (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such options or shares issued in the ordinary course of business under existing stock option or similar plans since the date referred to in the Prospectus, liabilities or obligations incurred in the ordinary course of business, (ii) entered into any material transaction not in the ordinary course of business or (iii) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock.

            (l) There is no document, contract or other agreement of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act, the Rules or Canadian Securities Laws. Each description of a contract, document or other agreement in the Registration Statement and the Prospectus accurately reflects in all material respects the terms of the underlying document, contract or agreement. Each agreement described in the Registration Statement and Prospectus or listed in the Exhibits to the Registration Statement or incorporated by reference to which the Company or a Subsidiary is a party, subject to customary exceptions, is in full force and effect and is valid and enforceable by and against the Company or a Subsidiary, as the case may be, in accordance with its terms. Neither the Company nor any Subsidiary, if such Subsidiary is a party, nor to the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any Subsidiary, if such Subsidiary is a party thereto, of any other agreement or instrument to which the Company or such Subsidiary is a party or by which the Company, any Subsidiary or their respective properties or business may be bound or affected which default or event, individually or in the aggregate, would have a Material Adverse Effect.

            (m) Neither the Company nor any of its Subsidiaries is in violation of any term or provision of its charter or by-laws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation, individually or in the aggregate, would have a Material Adverse Effect.

            (n) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any Subsidiary pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which either the Company or any Subsidiary or any of their respective properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any Subsidiary or violate any provision of the charter or by-laws of the Company or any Subsidiary, except for such consents or waivers which have already been obtained and are in full force and effect or which if not obtained would not have a Material Adverse Effect.

            (o) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus. The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company. All of the issued and outstanding Common Shares have been duly and validly issued and are fully paid and nonassessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any Common Shares of the Company or any Subsidiaries or any such rights pursuant to their certificate of incorporation, articles or by-laws or any agreement or instrument to or by which the Company or any of its Subsidiaries is a party or bound. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable; and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any shares of the Company or any Subsidiaries or any security convertible into, or exercisable or exchangeable for, such shares other than options or shares issued in the ordinary course of business under existing stock option or similar plans since the date referred to in the Prospectus. The Common Shares and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus. All outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly owned subsidiary of the Company, free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the Prospectus.

            (p) No holder of any security of the Company has the right to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder during the period ending 90 days after the date of this Agreement. Each director and officer of the Company and Sumitomo Heavy Industries Ltd. have delivered to the Representatives its or his written lock-up agreement in the form attached to this Agreement ("Lock-Up Agreement").

            (q) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes and will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

            (r) Neither the Company nor any of its Subsidiaries are involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or any of its Subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect and has not been informed that such officers will not remain in the employment of the Company.

            (s) No material transaction has occurred between or among the Company and any of its officers or directors or five percent shareholders or any affiliate or affiliates of any such officer or director or five percent shareholders that is required to be described in and is not described in the Registration Statement and the Prospectus.

            (t) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which would reasonably be expected to cause or result in, or which has constituted or which would reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of any of the Shares.

            (u) The Company and its Subsidiaries have filed all material federal, state, provincial, local and foreign tax returns which are required to be filed through the date hereof, or have received extensions thereof, and have paid all taxes shown on such returns and all assessments received by them to the extent that the same are material and have become due other than those taxes and assessments that are currently being challenged and for which a reserve has been taken. There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse

       Effect; nor are there any material proposed additional tax assessments against the Company or any of its Subsidiaries.

            (v) The Shares have been duly authorized for quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market System, subject to official Notice of Issuance and have been approved for listing on The Toronto Stock Exchange.

            (w) The books, records and accounts of the Company and its Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its Subsidiaries. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. and Canadian generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (x) The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which it or they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its Subsidiaries or the Company's or its Subsidiaries' respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any Subsidiary of the Company believes that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

            (y) Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Shares for public offering by the Underwriters under the state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

            (z) To the best of the knowledge of the Company, there are no affiliations with the NASD among the Company's officers, directors or, any five percent or greater stockholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representatives.

           (aa) (i) Each of the Company and its Subsidiaries is in compliance with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Law") which are applicable to its business except for non-compliance that would not have a Material Adverse Effect;
       (ii) neither the Company nor any of its Subsidiaries has received any notice from (x) any third party of an asserted claim under Environmental Laws which would have a Material Adverse Effect, or (y) any governmental authority of an asserted claim under Environmental Laws; (iii) each of the Company and its Subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business, except where the failure to obtain such permit, license or approval would not have a Material Adverse Effect, and is in compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company's knowledge, no facts currently exist that will require the Company or any of its Subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) ("CERCLA"), or otherwise designated as a contaminated site under applicable state, provincial or local law. Neither the Company nor any of its Subsidiaries has been named as a "potentially responsible party" under CERCLA.

            (bb) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has in good faith concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

            (cc) The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Prospectus, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

            (dd) None of the Company, any of its Subsidiaries or any other person acting on behalf of the Company or any of its Subsidiaries, including, without limitation, any director, officer, agent or employee of the Company or any of its Subsidiaries has directly or indirectly, while acting on behalf of the Company or any of its Subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment; except to the extent that any such unlawful contribution, payment or act would not be material.

            (ee) The Company shall use the net proceeds of the offering of the Shares to be sold by it pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds".

            (ff) The Company is eligible to use the PREP Procedures and a receipt has been obtained from the OSC in respect of the Canadian Prospectus.

            (gg) Filing of the Canadian Preliminary Prospectus, the Canadian Final Prospectus and the Canadian Supplemented Prospectus shall constitute a representation and warranty by the Company to the Underwriters that as of the date of filing:

                    (i) all information and statements (except information
                relating solely to the Underwriters) contained in the Canadian Final Prospectus or the Canadian Supplemented Prospectus, as the case may be, including the documents incorporated therein by reference and any other management information circular, financial statements or material change reports (other than confidential material change reports) filed by the Company with any securities regulatory authority in any of the Qualifying Provinces after the date of the Canadian Prospectus and prior to the termination of the distribution of the Shares (collectively, the "Documents Incorporated by Reference"), are true and correct and contain no misrepresentation and constitute full, true and plain disclosure of all material facts relating to the Company and the Shares;

                    (ii) no material fact or information has been omitted from such disclosure (except facts or information relating solely to the Underwriters) which is required to be stated in such disclosure or is necessary to make the statements or information contained in such disclosure not misleading in light of the circumstances under which they were made; and

                    (iii) such documents comply fully with the requirements of the Canadian Securities Laws.

       Such filings shall also constitute the Company's consent to the Underwriters' use of the Canadian Preliminary Prospectus, Canadian Final Prospectus, the Documents

       Incorporated by Reference and the Canadian Supplemented Prospectus in connection with distribution of the Shares in the Qualifying Provinces in compliance with the provisions of this Agreement and the Canadian Securities Laws.

          5.     Covenants, Representations and Warranties of the Selling
                 --------------------------------------------------------
Shareholders.  Each Selling Shareholder hereby severally covenants, represents
------------
and warrants to each Underwriter as follows:

            (a) Such Selling Shareholder (i) has caused certificates or (ii) has executed a Power of Attorney (as hereinafter defined) authorizing the person named therein to exercise such number of options and cause the certificates, for the number of Option Shares to be sold by such Selling Shareholder hereunder to be delivered to LaBarge Weinstein (the "Custodian"), endorsed in blank or with blank stock powers duly executed, with a signature appropriately guaranteed, such certificates to be held in custody by the Custodian for delivery, pursuant to the provisions of this Agreement and agreements dated March 2000 between the Custodian and each Selling Shareholder (together, the "Custody Agreement").

            (b) Such Selling Shareholder has granted an irrevocable power of attorney (the "Power of Attorney") to the person named therein, on behalf of such Selling Shareholder, to execute and deliver this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Option Shares to be sold by the Selling Shareholder pursuant hereto.

            (c) This Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement have each been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and, assuming due authorization, execution and delivery by the other parties hereto or thereto, constitutes the valid and legally binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms. If a Selling Shareholder is an individual, he or she is of the age of majority, of sound mind and does not have the status of a bankrupt.

            (d) The execution and delivery by such Selling Shareholder of this Agreement and the performance by such Selling Shareholder of its obligations under this Agreement (i) will not contravene any provision of applicable law, statute, regulation or filing or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, (ii) does not require any consent, approval, authorization or order of or registration or filing with any court or governmental agency or body having jurisdiction over it, except such as may be required by the Blue Sky laws of the various states in connection with the offer and sale of the Shares which have been or will be effected in accordance with this Agreement, (iii) does not and will not violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to such Selling Shareholder or
       (iv)
       will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Shareholder pursuant to the terms of any agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound or to which any of the property or assets of such Selling Shareholder is subject in any case in such a manner as to impair the ability of such Selling Shareholder to perform this Agreement.

            (e) Such Selling Shareholder has (or upon exercise of such Selling Shareholder's options will have) valid and marketable title to the Option Shares to be sold by such Selling Shareholder free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer other than restrictions on transfer pursuant to the Lock-Up Agreement or securities laws (except that there is no restriction on transfer under securities laws in the case of the Option Shares in connection with this Offering).

            (f) Such Selling Shareholder has full legal right, power and authorization, and any approval required by law, to sell, assign, transfer and deliver the Option Shares to be sold by such Selling Shareholder in the manner provided by this Agreement.

            (g) Upon delivery of and payment for the Option Shares to be sold by such Selling Shareholder pursuant to this Agreement, the several Underwriters will receive valid and marketable title to such Option Shares free and clear of any lien, claim, security interest or other encumbrance other than as created or permitted to exist by the Underwriters.

            (h) All information relating to such Selling Shareholder furnished in writing by such Selling Shareholder expressly for use in the Registration Statement and the Prospectus is, and on each Closing Date will be, true, correct, and complete, and does not, and on each Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

            (i) Such Selling Shareholder has reviewed the Registration Statement and Prospectus and, although such Selling Shareholder has not independently verified the accuracy or completeness of all the information contained therein, nothing has come to the attention of such Selling Shareholder that causes such Selling Shareholder to believe that
       (i) on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein in order to make the statements made therein not misleading and (ii) on the Effective Date, the Prospectus contained and, on each Closing Date contains, any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

            (j) The sale of Option Shares by such Selling Shareholder pursuant to this Agreement is not prompted by such Selling Shareholder's knowledge of any material information concerning the Company or any of its Subsidiaries which is required to be but is not set forth in the Prospectus.

            (k) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed or that would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

            (l) The representations and warranties of such Selling Shareholder in the Custody Agreement are true and correct.

          6.     Conditions of the Underwriters' Obligations.  The obligations
                 -------------------------------------------
of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

            (a) Notification that the Registration Statement has become effective shall have been received by the Representatives and the U.S. Prospectus shall have been timely filed with the Commission in accordance with Section 7(a)(i) of this Agreement.

            (b) No order preventing or suspending the use of any preliminary prospectus, the U.S. Prospectus or the Canadian Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the U.S. Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representatives.

            (c) The Underwriters shall be provided with evidence satisfactory to them, acting reasonably, that the Shares have been approved for designation upon notice of issuance on the Nasdaq National Market.

            (d) The representations and warranties of the Company and the Selling Shareholders contained in this Agreement and in the certificates delivered pursuant to Section 6(e) and (f), if qualified by any materiality qualifier whatsoever shall be true and correct, and otherwise shall be true and correct in all material respects on and as of each Closing Date as if made on such date. The Company and the Selling Shareholders shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

            (e) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, executed by the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company on the Company's behalf to the effect that (i) the signers of such certificate have carefully examined the Registration Statement, the U.S. Prospectus, the Canadian Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date, and (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and to the best of their knowledge, no proceedings for that or any similar purpose have been instituted or are pending under the Securities Act or under Canadian Securities Laws.

            (f) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of each Selling Shareholder, to the effect that the representations and warranties of such Selling Shareholder in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and such Selling Shareholder has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by him at or prior to such Closing Date.

            (g) The Representatives shall have received, at the time this Agreement is executed and on each Closing Date a signed letter from Ernst & Young LLP addressed to the Representatives, and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance reasonably satisfactory to the Representatives confirming that they are independent accountants within the meaning of the Securities Act and the Rules, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

                 (i) in their opinion the audited financial statements and
              financial statement schedules included or incorporated by reference in the Registration Statement, the U.S. Prospectus and the Canadian Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules and Canadian Securities Laws, as applicable;

                 (ii) on the basis of a reading of the amounts included in the
              Registration Statement and the U.S. Prospectus or incorporated by reference in the Canadian Prospectus under the headings "Summary Consolidated Financial Data" and "Selected Consolidated Financial Data," carrying out certain procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the stockholders and directors of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to transactions and events subsequent to the date of the latest audited financial statements, except as disclosed in the Registration Statement and the Prospectus, nothing came to their attention which caused them to believe that:

                       (A) the amounts in "Summary Consolidated Financial Data,"
                     and "Selected Consolidated Financial Data" included in the Registration Statement and the Prospectus do not agree with the corresponding amounts in the audited and unaudited financial statements from which such amounts were derived; or

                       (B) with respect to the Company, there were, at a
                     specified date not more than three business days prior to the date of the letter, any increases in the current liabilities and long-term liabilities of the Company or any decreases in net income or in working capital or the stockholders' equity of the Company, as compared with the amounts shown on the Company's audited balance sheet for the fiscal year ended December 31, 1999 included in the Registration Statement and U.S. Prospectus and incorporated by reference in the Canadian Prospectus;

                 (iii) they have performed certain other procedures as may be permitted under generally acceptable auditing standards as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus and reasonably specified by the Representatives agrees with the accounting records of the Company; and

                 (iv) based upon the procedures set forth in Sections 6(g)(ii)
              and (iii) above and a reading of the amounts included in the Registration Statement under the headings "Summary Consolidated Financial Data" and "Selected Consolidated Financial Data" included in the Registration Statement and the Prospectus and a reading of the financial statements from which certain of such data were derived, nothing has come to their attention that gives them reason to believe that the "Summary Consolidated Financial" and "Selected Consolidated Financial Data" included in the Registration Statement and the Prospectus do not comply as to the form in all material respects with the applicable accounting requirements of the Securities Act, Canadian Securities

              Laws and the Rules or that the information set forth therein is not fairly stated in relation to the financial statements included in the Registration Statement or the Prospectus from which certain of such data were derived.

                 References to the Registration Statement and the Prospectus in
              this Section 6(g) are to such documents as amended and supplemented at the date of the letter.

            (h) The Representatives shall have received on each Closing Date from Milbank, Tweed, Hadley & McCloy LLP, U.S. counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                 (i) Each of the Lock-Up Agreements, assuming it has been duly executed by the Company's stockholders, directors and officers and duly and validly delivered by such persons, constitutes the legal, valid and binding obligation of each such person enforceable against each such person in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally (and the possible judicial application of foreign laws or governmental action affecting the rights of creditors generally) and except as enforceability is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and
              (b) concepts of materiality, reasonableness, good faith and fair dealing.

                 (ii) No consent, approval, authorization or order of any New
              York or United States Federal court or governmental agency or regulatory body is required for the execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

                 (iii) The statements in the U.S. Prospectus under the caption "Tax Considerations," excluding "Canadian Tax Considerations" insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries in all material respects and accurately present the information called for with respect to such documents and matters.

                 (iv) The Registration Statement, all preliminary prospectuses and the U.S. Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules.

                 (v) The Registration Statement is effective under the
              Securities Act, and no stop order suspending the effectiveness of the Registration Statement has been issued and to such counsel's knowledge no proceedings for that purpose have been instituted or are threatened, pending or contemplated. Any required filing of the U.S. Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

                 (vi) The Company is not an "investment company" or an entity controlled by an "investment company" as such terms are defined in the Investment Company Act of 1940.

          To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States; provided that such counsel shall state that in their opinion that the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.



          In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which cause such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (i) The Representatives shall have received on each Closing Date from LaBarge Weinstein or Stewart McKelvy Stirling Scales, each Canadian counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                 (i) The Company has been duly continued and is validly existing as a corporation under the laws of its jurisdiction of continuance. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its businesses makes such qualification necessary, except for such jurisdictions where the failure to so qualify, individually or in the aggregate, would not have a Material Adverse Effect.

                 (ii) The Company has all requisite corporate power and
              authority to own, lease and license its assets and properties and conduct its business as now being conducted and as described in the Registration Statement, the U.S. Prospectus and the Canadian Prospectus and with respect to the Company to enter into, deliver and perform this Agreement and to issue and sell the Shares other than those required under the state and foreign Blue Sky laws.

                 (iii) The Company has authorized and issued capital stock as set forth in the Registration Statement and the Prospectus under the caption "Capitalization"; the certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company; all of the outstanding Common Shares of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Shares when issued and sold pursuant to this Agreement will be duly and validly issued, outstanding, fully paid and nonassessable and none of them will have been issued in violation of any
              preemptive or other similar right.   To the best of such counsel's
              knowledge, except as disclosed in the Registration Statement and the Prospectus, there are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of any securities of the Company pursuant to the Company's Memorandum of Association, articles or by-laws or other governing documents or any agreements or other instruments to which the Company is a party or by which it is bound. To the best of such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any shares of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company other than as may have been issued in the ordinary course since the date thereof. The Common Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

                 (iv) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares. This Agreement has been duly and validly authorized, executed and delivered by the Company, and this Agreement constitutes the legal, valid and binding obligation of the Company.

                 (v) To the best of such counsel's knowledge, neither the
              execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company or any of the Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, note or other agreement or instrument of which such counsel is aware and to which the Company or any of the Subsidiaries is a party or by which either the Company or any of the Subsidiaries or any of its respective properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation of which such counsel is aware or violate any provision of the charter or by-laws of the Company.

                 (vi) To the best of such counsel's knowledge, no default
              exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance of any term, covenant or condition by the Company or any of the Subsidiaries of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of the Subsidiaries or any of their respective assets or properties or businesses may be bound or affected, where the consequences of such default, individually or in the aggregate, would have a Material Adverse Effect.

                 (vii) To the best of such counsel's knowledge, the Company is not in violation of any term or provision of its charter or by-laws and is not in violation of any terms or provisions of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation, individually or in the aggregate, would have a Material Adverse Effect.

                 (viii) No consent, approval, authorization or order of any court or governmental agency or regulatory body is required for the execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby, except such as have been obtained under the Canadian Securities Laws in connection with the purchase and distribution of the Shares by the several Underwriters.

                 (ix) To the best of such counsel's knowledge, there is no
              litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company or any of the Subsidiaries which would have a Material Adverse Effect.

                 (x) The statements in the U.S. Prospectus under the caption
              "Tax Considerations," excluding "U.S. Tax Considerations" and in the Canadian Prospectus under the caption "Certain Canadian Federal Income Tax Considerations" insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries in all material respects and accurately present the information called for with respect to such documents and matters.

                 (xi) All of the documents incorporated by reference in the
              Canadian Prospectus have been filed (in English and French, as applicable) in each of the Qualifying Provinces.

                 (xii) The Canadian Supplemented Prospectus, Canadian Final Prospectus and the Canadian Preliminary Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Canadian Securities Laws.

                 (xiii) All necessary documents and proceedings have been filed and taken and all other legal requirements have been fulfilled under the laws of each of the provinces of Canada to qualify the Shares to be offered and sold to the public in each province of Canada by or through registrants, investment dealers or brokers registered under applicable legislation of such provinces who have complied with the relevant provisions of such legislation.

                 (xiv) Montreal Trust Company of Canada has been duly appointed the registrar and transfer agent of the Shares at its principal transfer office in the cities of Toronto.

                 (xv) The Shares have been approved for listing on The Toronto
              Stock Exchange.

                 (xvi) The capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus under the caption "Description of Common Shares."

          To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the Province of Ontario and the federal laws of Canada provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

          In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which cause such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (j) The Representatives shall have received on each Closing Date from counsel for the Company in the jurisdiction listed opposite the name of each of the Subsidiaries listed on Schedule III (the "Material Subsidiaries"), an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                 (i) Each Material Subsidiary has been duly organized and is validly existing as a corporation under the laws of its jurisdiction of incorporation. Each such Material Subsidiary is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its businesses makes such qualification necessary, except for such jurisdictions where the failure to so qualify, individually or in the aggregate, would not have a Material Adverse Effect.

                 (ii) Each such Material Subsidiary has all requisite corporate power and authority to own, lease and license its assets and properties and conduct its business as now being conducted.

                 (iii) The issued and outstanding shares of capital stock of each such Material Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company or by another wholly owned subsidiary of the Company, free and clear of any perfected security interest or, to the knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims, other than those described in the Registration Statement or the Prospectus.

                 (iv) To the best of such counsel's knowledge, there is no
              litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, such Material Subsidiary which would have a Material Adverse Effect.

              To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of such Material Subsidiary and public officials. Copies of such certificates shall be furnished to the Representatives and counsel for the Underwriters.

            (k) The Representatives shall have received on each Option Shares Closing Date from Milbank, Tweed, Hadley & McCloy LLP an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                   (i) Assuming that they have been duly and validly executed and delivered by or on behalf of the Selling Shareholders, this Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement each constitutes the legal, valid and binding obligation of the Selling Shareholders enforceable against the Selling Shareholders in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally (and the possible judicial application of foreign laws or governmental action affecting the rights of creditors generally) and except as enforceability is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

                 (ii) To the extent that the laws of the State of New York or the federal laws of the United States applies, all of the Selling Shareholders' rights in the Option Shares to be sold by the Selling Shareholders pursuant to this Agreement, have been transferred to the Underwriters who have severally purchased such Option Shares pursuant to this Agreement, free and clear of adverse claims, assuming for purposes of this opinion that the Underwriters purchased the same in good faith without notice of any adverse claims.

                (iii) No consent, approval, authorization, license, certificate, permit or order of any New York or United States federal court, governmental or regulatory agency, authority or body is required in connection with the performance of this Agreement by the Selling Shareholders or the consummation of the transactions contemplated hereby, including the delivery and sale of the Option Shares to be delivered and sold by the Selling Shareholders, except such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

           To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of the Selling Shareholders and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware or the federal laws of the United States in the case of Milbank, Tweed, Hadley & McCloy and the laws of the Province of Ontario and the federal laws of Canada applicable therein in the case of LaBarge Weinstein; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

            (l) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives, and their counsel and the Underwriters shall have received from Torys a favorable opinion, addressed to the Representatives and dated such Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as the Representatives may reasonably request, and the Company shall have furnished to Torys such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

            (m) The Representatives shall have received copies of the Lock-up Agreements executed by each entity or person described in Section 4(p).

            (n) The Company and the Selling Shareholders shall have furnished or caused to be furnished to the Representatives such further certificates or documents as the Representatives shall have reasonably requested.

            7.   Covenants of the Company.
                 ------------------------

            (a) The Company covenants and agrees as follows:

                 (i) The Company will use its best efforts to cause the
              Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible. The Company shall prepare the U.S. Prospectus in a form approved by the Representatives (such approval not to be unreasonably withheld) and file such U.S. Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act.

                 (ii) The Company shall promptly advise the Representatives in writing (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment of the Registration Statement or the U.S. Prospectus or for any additional information, (iii) of the prevention or suspension of the use of any preliminary prospectus or the U.S. Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding known to it for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished the Representatives a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                 (iii) If, at any time within one year after the date hereof when a prospectus relating to the Shares is required to be delivered under the

              Securities Act and the Rules, any event occurs as a result of which the U.S. Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the U.S. Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 7(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                 (iv) The Company shall make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

                 (v) The Company shall furnish to the Representatives and
              counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

                 (vi) The Company shall cooperate with the Representatives and their counsel in endeavoring to qualify the Shares for offer and sale to the extent required by law in connection with the offering under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                 (vii) Without the prior written consent of CIBC World Markets Corp., for a period of 90 days after the date of this Agreement, the Company shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement and the issuance of options and shares pursuant to the Company's existing stock option plan or bonus plan or shareholder rights plan as described in the Registration Statement and the Prospectus. In the event that during this period, (i) any shares are issued pursuant to the Company's existing stock option plan or bonus plan or (ii) any registration is effected on Form S-8 or on any successor form relating to shares that are issuable during such 90 period, the Company shall obtain the written agreement of such grantee or purchaser or holder of such registered securities if it is a director or executive officer of the Company, that, for a period of 90 days after the date of this Agreement, such person will not, without the prior written consent of CIBC World Markets Corp. which would not be unreasonably withheld or delayed, offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Shares (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Shares) owned by such person.

                 (viii) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq National Market.

                 (ix) The Company will apply the net proceeds from the offering of the Shares in the manner set forth under "Use of Proceeds" in the Prospectus.

                 (x) To furnish to each of the Underwriters prior to or as soon as possible following the filing of the Canadian Preliminary Prospectus, the Canadian Final Prospectus and the Canadian Supplemented Prospectus, as the case may be:

                  (A) a copy of the Canadian Preliminary Prospectus, the
               Canadian Final Prospectus and the Canadian Supplemented Prospectus in the English language signed and certified as required by the Canadian Securities Laws applicable in the Qualifying Provinces other than Quebec;

                  (B) a copy of the Canadian Preliminary Prospectus, the
               Canadian Final Prospectus and the Canadian Supplemented Prospectus in the French language signed and certified as required by the Canadian Securities Laws applicable in Quebec;

                  (C) a copy of any other document required to be filed by the
               Company in compliance with the Canadian Securities Laws;

                  (D) opinions of Quebec counsel to the Company addressed to the
               Underwriters, the Company, LaBarge Weinstein and Torys in form and substance satisfactory to the Underwriters, acting reasonably, dated in the case of the Canadian Preliminary Prospectus, as of the date of the Canadian Preliminary Prospectus, in the case of the Canadian Final Prospectus, as of the date of the Canadian Final Prospectus, and, in the case of the Canadian Supplemented Prospectus, as of the date of the Canadian Supplemented Prospectus to the effect that the French language version of the Canadian Preliminary Prospectus, the Canadian Final Prospectus and the Canadian Supplemented Prospectus, including in each case the Documents Incorporated by Reference, as the case may be, except for the consolidated financial statements of the Company included in the Prospectus, together with the reports of Ernst & Young LLP on such financial statements as at and for the periods included in the Prospectus and including the notes with respect to such financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations included in the Prospectus (the "Financial Information") as to which no opinion need be expressed, is in all material respects a complete and accurate translation of the English language version thereof, and that such English and French language versions are not susceptible of any materially different interpretation with respect to any matter contained therein; and

                  (E) an opinion of Ernst & Young LLP addressed to the
               Underwriters, the Company, LaBarge Weinstein and Torys, dated in the case of the Canadian Preliminary Prospectus, as of the date of the Canadian Preliminary Prospectus, in the case of the Canadian Final Prospectus, as of the date of the Canadian Final Prospectus and, in the case of the Canadian Supplemented Prospectus, as of the date of the Canadian Supplemented Prospectus, to the effect that the French language version of the Financial Information is in all material respects, a complete and proper translation of the English language version thereof.

                (xi) During the period from the date of this Agreement to the completion of distribution of the Shares, to promptly notify, whether directly or through public announcement, the Underwriters in writing of:

                  (A) any material change (actual, anticipated, contemplated or threatened, financial or otherwise) known to it in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Corporation and its Subsidiaries taken as a whole; or

                  (B) any material fact which has arisen or been discovered and would have been required to have been stated in the Prospectus had the fact arisen or been discovered on, or prior to, the date of such document; and

       any change in any material fact (which for the purposes of this Agreement shall be deemed to include the disclosure of any previously undisclosed material fact) contained in the Canadian Prospectus or any Canadian Prospectus Amendment, including all Documents Incorporated by Reference, which fact or change is, or may be, of such a nature as to render any statements in the Prospectus misleading or untrue or which would result in a misrepresentation in the Prospectus or which would result in the Prospectus not complying (to the extent that such compliance is required) with the Canadian Securities Laws.

       The Company shall promptly, and in any event within any applicable time limitation, comply, to the reasonable satisfaction of the Underwriters, with all applicable filings and other requirements under the Canadian Securities Laws as a result of such fact or change. However, the Company shall not file any amendment to the Canadian Prospectus (a "Canadian Prospectus Amendment") or other document without first obtaining approval from the Underwriters, after consultation with the Underwriters with respect to the form and content thereof, which approval will not be unreasonably withheld. The Company shall in good faith discuss with the Underwriters any fact or change in circumstances (actual, anticipated, contemplated or threatened, financial or otherwise) which is of such a nature that there is reasonable doubt whether written notice need be given under this paragraph.

           (xii) If during the period of distribution to the public of the Shares, there shall be any change in the Canadian Securities Laws which, in the opinion of the Underwriters, requires the filing of a Canadian Prospectus Amendment, the Company shall, to the satisfaction of the Underwriters, acting reasonably, promptly prepare and file such Canadian Prospectus Amendment with the appropriate securities regulatory authority in each of the Qualifying Provinces where such filing is required.

           (xiii) When the Company is required to prepare or prepares any Canadian Prospectus Amendment, the Company shall also prepare and deliver promptly to each of the Underwriters signed and certified copies of all Canadian Prospectus Amendments in the English and French language which have not been previously delivered. The Canadian Prospectus Amendments shall be in form and substance satisfactory to the Underwriters acting reasonably. Concurrently with the delivery of any Canadian Prospectus Amendments, the Company shall deliver to each of the Underwriters, with respect to such Canadian Prospectus Amendments, documents similar to those referred to in Sections 7(a)(xi)(C), (D) and (E). The Company shall promptly furnish the Underwriters, without charge, with commercial copies of the English and French language versions of such Canadian Prospectus Amendment, in such quantities and at such cities as the Representatives may from time to time reasonably request.

           (xiv) To cause commercial copies of the Canadian Prospectus in the English and French languages to be delivered to the Underwriters without charge, in such numbers and in such cities as the Underwriters may reasonably request by oral instructions to the printer of the Prospectus given forthwith after the Underwriters have been advised that the Company has complied with the Canadian Securities Laws with respect to the filing thereof. Such delivery shall be effected as soon as possible and, in any event, on or before a date one Business Day after compliance with the Canadian Securities Laws with respect to the filing thereof.

       (b) The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus if required during the one year period after the date hereof, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 7(a)(vi), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda (of not more than U.S.$5,000); (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the NASD in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Underwriters in connection with such review; (vi) inclusion of the Shares for quotation on the Nasdaq National Market; (vii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company and the Selling Shareholders to the Underwriters; and (viii) all costs and expenses incident to listing the Shares on the Nasdaq National Market and The Toronto Stock Exchange. Subject to the provisions of Section 10, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

            8.  Indemnification.
                ----------------

            (a) The Company, and each Selling Shareholder agrees, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
       Section 15 of the Securities Act or Section 20 of the Exchange Act or who is an affiliate of a Representative against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act, Canadian Securities Laws or other federal, provincial or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto required within one year from the date hereof, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application") or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter specifically for use therein; provided, further, that with respect to any such untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of the Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Shares concerned if any such loss, claim, damage or liability of such Underwriter is a result of the fact that both (A) a copy of the Prospectus was not sent or given to such person at or prior to written confirmation of the sale of such Share to such person and (B) the untrue statement or omission in the preliminary prospectus was corrected in the Prospectus. Notwithstanding the foregoing, liability of any Selling Shareholder pursuant to the provisions of this
       Section 8(a) shall be limited to an amount equal to the aggregate net proceeds received by such Selling Shareholder from the sale of the Option Shares sold by such Selling Shareholders hereunder. This indemnity agreement will be in addition to any liability which the Company and Selling Shareholders may otherwise have.

            (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company, and the Selling Shareholders to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contained in the sections with respect to "Underwriting" in the U.S. Prospectus and in the Canadian Prospectus (other than the information therein with respect to the Company's $13.1 million credit facility) and information about orders and delivery on the inside covers thereof; provided however, that the obligation of each Underwriter to indemnify the Company or the Selling Shareholders (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Company or the Selling Shareholder from such Underwriter.

            (c) Any party that proposes to assert the right to be indemnified under this Section 8 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 8, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 8(a) or 8(b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this
       Section 8. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying parties shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless
       (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. In no event shall the indemnifying parties be responsible for fees and expenses of more than one firm for all indemnified parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

          9.     Contribution.  In order to provide for just and equitable
                 ------------
contribution in circumstances in which the indemnification provided for in
Section 8(a) or 8(b) is due in accordance with its terms but for any reason is held to be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b), then each indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) to which the indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 8 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholders and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company or the Selling Shareholders, as set forth in the table on the cover page of the Prospectus, bear to (y) the underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Shareholders or the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company and the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 9, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder; (ii) the Company shall be liable and responsible for any amount in excess of such underwriting discount; and (iii) in no case shall any Selling Shareholders be liable and responsible for any amount in excess of the aggregate net proceeds of the sale of Shares received by such Selling Shareholders; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and
(ii) in the immediately preceding sentence of this Section 9. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 9, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this
Section 9. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriter's obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

          10.    Termination.  This Agreement may be terminated with respect to
                 -----------
the Shares to be purchased on a Closing Date by the Representatives by notifying the Company and the Selling Shareholders at any time:

            (a) in the absolute discretion of the Representatives at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the future materially disrupt, the securities markets; (ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States or Canada is such as to make it, in the judgment of the Representatives, inadvisable to proceed with the offering; (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States or Canada is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares;
       (iv) if trading in the Shares has been suspended by the Commission, the Ontario Securities Commission or The Toronto Stock Exchange, or trading generally on the New York Stock Exchange, Inc., the American Stock Exchange, Inc., the Nasdaq National Market or The Toronto Stock Exchange has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; (v) if a banking moratorium has been declared by any state or federal authority; or (vi) if, in the judgment of the Representatives, there has occurred since the date hereof a Material Adverse Effect, or

            (b) at or before any Closing Date, that any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement.

          If this Agreement is terminated pursuant to any of its provisions, neither the Company nor the Selling Shareholders shall be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company, except that (y) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company or the Selling Shareholders to comply with the terms or to fulfill any of the conditions of this Agreement, the Company or, if applicable, the defaulting Selling Shareholders will reimburse the Underwriters for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company, the Selling Shareholders or to the other Underwriters for damages occasioned by its failure or refusal.

          11.    Substitution of Underwriters.  If one or more of the
                 ----------------------------
Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 10) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representatives may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Representatives, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date,

            (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting

       Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 11 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

            (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to one additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representatives to purchase such Shares upon the terms set forth in this Agreement.

          In any such case, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Representatives and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section 11 within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company or the Selling Shareholders and without liability on the part of the Company, except in both cases as provided in Sections 7(b), 8, 9 and 10. The provisions of this
Section 11 shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

          12.    Miscellaneous.  The respective agreements, representations,
                 -------------
warranties, indemnities and other statements of the Company or its officers, of the Selling Shareholders and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or the Selling Shareholders or any of the officers, directors or controlling persons referred to in Sections 8 and 9 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 7(b), 8, 9 and 10 shall survive the termination or cancellation of this Agreement.

          This Agreement has been and is made for the benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.

The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

          All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Representatives, c/o CIBC World Markets Corp., One World Financial Center, New York, New York; 10281 Attention: Ido Stern, with a copy to Torys, 237 Park Avenue, New York, New York; 10017, Attention: Robert A. Ouimette, Esq. and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement with a copy to Milbank Tweed Hadley & McCloy LLP, 1 Chase Manhattan Plaza, New York, New York, 10005, Attention: Mark L. Weissler, Esq. and to LaBarge Weinstein, Xerox Tower, 333 Preston Street, 11th Floor, Ottawa, Ontario, K1S 5N4 Attention:
Deborah L. Weinstein and (c) if to the Selling Shareholders to GSI Lumonics Inc., 105 Schneider Road, Kanata, Ontario, K2K 1Y3, Attention: Charles J. Gardner with a copy to Milbank Tweed Hadley & McCloy LLP, 1 Chase Manhattan Plaza, New York, New York, 10005, Attention: Mark L. Weissler, Esq. and to LaBarge Weinstein, Xerox Tower, 333 Preston Street, 11th Floor, Ottawa, Ontario, K1S 5N4 Attention: Deborah L. Weinstein.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

          This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

       Please confirm that the foregoing correctly sets forth the agreement among us.

                                      Very truly yours,

                                      GSI LUMONICS INC.

                                      By:
                                         --------------------------
                                        Name:
                                        Title:


                                      SELLING SHAREHOLDERS

                                      By:
                                         --------------------------
                                        Title:   Attorney-in-Fact



Confirmed:

CIBC WORLD MARKETS CORP.,
Acting severally on behalf of itself
and as representative of the several
Underwriters named in Schedule I annexed hereto.

By:  CIBC WORLD MARKETS CORP.


By:
   --------------------------
 Name:
 Title:

                                   SCHEDULE I


              Name                      to be Purchased from the Company
---------------------------------  ------------------------------------------

CIBC World Markets Corp.                               .
Chase Securities Inc.                                  .
Needham & Company, Inc.                                .
Nesbitt Burns Inc.                                     .
Banc of America Securities LLC                         .
Deutsche Bank Securities Inc.                          .
ING Barings LLC                                        .
Prudential Securities                                  .
 Incorporated
Adams, Harkness & Hill, Inc.                           .
Dain Ramscher Wessels                                  .
First Albany Corporation                               .
McDonald Investments Inc., a                           .
 KeyCorp Company
Parker/Hunter Incorporated                             .
Pennsylvania Merchant Group                            .
Preferred Capital Markets, Inc.                        .
Ragen Mackenzie Incorporated                           .
                                                      ---
Total                                                  .
                                                      ===

                                  SCHEDULE II
SELLING SHAREHOLDERS

           Name               Number of Firm Shares to be Sold
----------------------------- --------------------------------
Patrick Austin                            34,500
Desmond Bradley                           40,000
Charles Gardner                            2,500
John George                                5,000
Michael Kampfe                            59,769
Kurt Pelsue                               40,000
Charles Winston                          121,619
                                         -------
Total                                    303,388
                                         =======

                                 SCHEDULE III
                             MATERIAL SUBSIDIARIES

GSI Lumonics Corporation (formerly Lumonics Corp.) (US)
General Scanning Inc. (US)
GSI Lumonics GmbH (formerly Lumonics GmbH) (Germany)
GSI Lumonics Limited (formerly Lumonics Limited) (UK)
GSI Lumonics Japan (formerly General Scanning Japan KK)

                                                                       EXHIBIT A

                               GSI Lumonics Inc.

                         PRICE DETERMINATION AGREEMENT
                         -----------------------------


                                                            ., 2000


CIBC World Markets Corp.
Chase Securities Inc.
Needham & Company, Inc.
c/o CIBC World Markets Corp.
One World Financial Center
New York, New York  10281
On behalf of the Several
Underwriters named on
Schedule I attached hereto

Ladies and Gentlemen:

     Reference is made to the Underwriting Agreement, dated April 11, 2000 (the "Underwriting Agreement"), among GSI Lumonics Inc., a New Brunswick corporation (the "Company"), the Selling Shareholders named therein and the several Underwriters named in Schedule I thereto and hereto (the "Underwriters"), for whom you are acting as Representatives (the "Representatives"). The Underwriting Agreement provides for the purchase by the Underwriters from the Company, subject to the terms and conditions set forth therein, of an aggregate of 4,000,000 of the Company's common shares (the "Firm Shares") and for the Company and the Selling Shareholders to grant to the Underwriters an option to purchase up to an aggregate of 600,000 additional Common Shares (the "Option Shares") from it and the Selling Shareholders as contemplated in the Underwriting Agreement for the purposes of covering over-allotments in connection with the sale of the Firm Shares. This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

     Pursuant to second paragraph of the Underwriting Agreement, the undersigned agree with the Representatives as follows:

     The initial public offering price per share for the Firm Shares shall be U.S.$..

     The purchase price per share for the Firm Shares to be paid by the several Underwriters to the Company on the Closing Date shall be U.S.$.; and the underwriting discounts and commissions per share for the Firm Shares to be paid by the Company to the several Underwriters on the Closing Date shall be U.S.$.. Any Option Shares shall be sold for the same price per share and with the same underwriting discounts and commissions per share as apply to the Firm Shares.

     The price, commission and net proceeds for the Firm Shares to be sold in Canada will be calculated in Canadian dollars at the approximate equivalent of the U.S. dollar amount set out above, based on the prevailing U.S. dollar exchange rates as of the date of pricing of the Offering.

     The Company and the Selling Shareholders represent and warrant to each of the Underwriters, and the Selling Shareholders represent and warrant to the Company, that their representations and warranties set forth in Section 4 and
Section 5 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

     As contemplated by the Underwriting Agreement, attached as Schedule I is a completed list of the several Underwriters, which shall be a part of this Agreement and the Underwriting Agreement.

     This agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles of such state.

     If the foregoing is in accordance with your understanding of the agreement among the Underwriters, the Company and the Selling Shareholders, please sign and return to the Company a counterpart hereof; whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement among the Underwriters, the Company and the Selling Shareholders in accordance with its terms and the terms of the Underwriting Agreement.

                                      Very truly yours,

                                      GSI LUMONICS INC.

                                      By:
                                         -----------------------
                                        Name:
                                        Title:


                                      SELLING SHAREHOLDERS

                                      By:
                                         -----------------------
                                        Title:   Attorney-in-Fact



Confirmed:

CIBC WORLD MARKETS CORP.,
Acting severally on behalf of itself
and as representative of the several
Underwriters named in Schedule I annexed hereto.

By:  CIBC WORLD MARKETS CORP.


By:
   -----------------------
   Name:
   Title: